Exhibit 10.3


          WAIVER AND AMENDMENT NO. 2 TO CREDIT AND GUARANTEE AGREEMENT



     WAIVER AND AMENDMENT NO. 2 TO CREDIT AND GUARANTEE AGREEMENT ("this Amendment"), dated as of March 28, 2002, among REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company") REMINGTON CONSUMER PRODUCTS LIMITED, a company incorporated under the laws of England (the "UK Borrower"), REMINGTON PRODUCTS GMBH, a company organized and existing under the laws of Germany (the "German Borrower"), REMINGTON CONSUMER PRODUCTS (IRELAND) LIMITED, a company incorporated under the laws of Ireland (the "Irish Borrower") and REMINGTON PRODUCTS (CANADA) INC., a company incorporated under the laws of Canada (the "Canadian Borrower"; together with the Company, the UK Borrower, the German Borrower and the Irish Borrower, the "Borrowers"), the lending institutions party hereto and Fleet Capital Corporation, as administrative agent (the "Agent").

     WHEREAS, the Borrowers, certain lenders, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and coarranger, and the Agent, entered into a certain Credit and Guarantee Agreement, dated as of August 21, 2001, as amended as of September 30, 2001 (such agreement being referred to herein as the "Credit Agreement"), pursuant to which one or more of such lenders have agreed, subject to certain terms and conditions, to make revolving advances to one or more of the Borrowers and to issue or to cause the issuance of letters of credit for the account of one or more of the Borrowers;

     WHEREAS, the Borrowers have requested that the Required Lenders waive certain provisions of the Credit Agreement and agree to amend certain provisions of the Credit Agreement and the Required Lenders, subject to the terms and conditions set forth herein, are willing to grant such request;

     NOW, THEREFORE, the Company, on behalf of the Borrowers, and the Required Lenders hereby agree as follows:

   SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.

                   SECTION 2. WAIVERS TO THE CREDIT AGREEMENT.

     2.1 The Required Lenders hereby waive compliance with Section 10.13 (Interest Expense Coverage Ratio) solely for the twelve fiscal month period ending 12/31/01.

     2.2 The Required Lenders hereby waive compliance with Section 10.14 (Leverage Ratio) solely for the four fiscal quarter period ending 12/31/01.

                 SECTION 3. AMENDMENTS TO THE CREDIT AGREEMENT.

     3.1 Section 1 (Definitions) of the Credit Agreement is hereby amended by adding the following new definitions to such Section in their appropriate alphabetical order:

     " "Tangible Net Worth": with respect to the Company and its Subsidiaries on a consolidated basis as of any date, (i) the sum of capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with GAAP constitutes stockholders' equity, less (ii) treasury stock and any minority interest in subsidiaries, less
(iii) the amount of any write-up subsequent to the Closing Date in the value of any asset above the cost or depreciated cost thereof and less (iv) all deferred financing fees and all intangible assets, including, without limitation, goodwill, which would be classified as such in accordance with GAAP.

     "Total Liabilities": at any date, the aggregate amount of all liabilities of the Company and its Subsidiaries on a consolidated basis (including tax and other proper accruals) which would be classified as liabilities at such date, computed and calculated in accordance with GAAP,

     "Total Liabilities to Tangible Net Worth Ratio": as of any date, the ratio of (a) Total Liabilities as of such date minus Senior Subordinated Indebtedness to (b) Tangible Net Worth as of such date plus Senior Subordinated Indebtedness."

     3.2 Section 1 (Definitions) of the Credit Agreement is hereby amended by deleting the definitions of "Committed Seasonal Overadvance Period", "Domestic Seasonal Overadvance Amount", "Domestic Seasonal Overadvance Usage", "Interest Expense", "Interest Expense Coverage Ratio", "Leverage Ratio", "Seasonal Overadvances", "UK Seasonal Overadvance Amount" and "UK Seasonal Overadvance Usage" from such Section.

     3.3  The  definition  of  "Applicable   Margin"   contained  in  Section  1
(Definitions) of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following new definition:

     "Applicable Margin": for each Type of Loan, the rate per annum set forth under the relevant column heading below, based upon the Fixed Charge Coverage Ratio in effect from time to time as described below:


                                                    Eurocurrency Loans and Sterling      ABR
                                                    LIBOR Loans                         Loans
Fixed Charge  Coverage Ratio of less than                 3.25%                         2.00%
1.20 to 1.00
Fixed  Charge  Coverage  Ratio of greater than            2.75%                         1.50%
or equal to 1.20 to 1.00  and less  than  1.40
to 1.00
Fixed  Charge  Coverage  Ratio of greater than            2.50%                         1.25%
or equal to 1.40 to 1.00  and less  than  1.60
to 1.00
Fixed  Charge  Coverage  Ratio of greater than            2.00%                          .75%
or equal to 1.60 to 1.00


Notwithstanding the foregoing, if the Company shall fail to timely deliver the statements and certificates required under subsections 9.4(a), (b) and (c) for any period the Applicable Margin shall be the highest provided for herein until such time as the appropriate statements and certificates are delivered. Any change in the Applicable Margin shall become effective on the date which is three Business Days following the date of delivery by the Company of its financial statements and related certificates for the relevant fiscal period ending each June and December in accordance with the provisions of subsection 9.4(a) or (b), as the case may be, and subsection 9.4(c). The Applicable Margin shall initially be based upon the financial statements of the Company delivered to the Agent and the Lenders for the fiscal quarter ended December 31, 2001.

     3.4 The definition of "Borrowing Base" contained in Section 1 (Definitions) of the Credit Agreement is hereby amended by (i) adding the word "and" after the end of clause (a) of such definition and before the beginning of clause (b) in such definition and (ii) deleting the word "plus" and the existing clause (c) of such definition.

     3.5 The definition of "EBITDA" contained in Section 1 (Definitions) of the Credit Agreement is hereby amended by (i) deleting the comma at the end of clause (i) of the last sentence of such definition and substituting the word "and" therefor and (ii) deleting in its entirety clause (iii) of the last sentence of such definition.

     3.6 The definition of "Eligible In-Transit Inventory" contained in Section 1 (Definitions) of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following new definition:

     "Eligible In-Transit Inventory": Inventory in transit to any Borrower from any country other than the jurisdiction of such Borrower's organization or incorporation which is fully insured (subject to customary deductibles) by an insurance company reasonably satisfactory to the Agent against all customary risk of loss or damage, provided that if by January 31, 2002 the German Borrower's procedures for purchasing Inventory and obtaining title thereto are not changed in a manner reasonably satisfactory to the Agent so that the German Borrower purchases its Inventory directly from the Company and obtains title thereto directly from the Company and other matters reasonably related thereto are addressed, then no in-transit Inventory of the German Borrower shall constitute Eligible In-Transit Inventory of the German Borrower from and after

February 1, 2002 until such time as the Agent is satisfied with the German Borrower's procedures for purchasing Inventory and obtaining title thereto and provided, further, that if any such in-transit Inventory of the Company has at any time during the previous twelve month period (the first such twelve month period to commence on the Closing Date) been shipped without the use of a negotiable document of title for such Inventory, then for a sixty (60) consecutive day period to be selected by the Company that falls between each November 1 and March 31 no in-transit Inventory of the Company shall in any event constitute Eligible In-Transit Inventory.

     3.7 The definition of "Fixed Charge Coverage Ratio" contained in Section 1 (Definitions) of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following new definition:

     "Fixed Charge Coverage Ratio": as of any date, the ratio of (a) EBITDA for the period of twelve consecutive fiscal months ended on (or most recently before) such date minus the sum of (i) all Capital Expenditures paid in cash during the period of twelve consecutive fiscal months ended on (or most recently before) such date, (ii) any cash dividends paid or other distributions made by the Company or any of its Subsidiaries (other than by a Subsidiary to the Company) during the period of twelve consecutive fiscal months ended on (or most recently before) such date and (iii) all Federal, state, local and foreign income taxes (including, in any event, any dividends or distributions paid in accordance with the provisions of subsection 10.7(c) to the extent not included in clause (ii) above) paid in cash by the Company or any of its Subsidiaries during the period of twelve consecutive fiscal months ended on (or most recently before) such date, to (b) the sum of (i) Cash Interest Expense for the period of twelve consecutive fiscal months ended on (or most recently before) such date and (ii) the aggregate amount of scheduled payments of principal on all Indebtedness of the Company and its Subsidiaries made during the period of twelve consecutive fiscal months ended on (or most recently before) such date.

     3.8 The definition of "Net Income" contained in Section 1 (Definitions) of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following new definition:

     "Net Income": for any period, the aggregate net income (or net deficit) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, however, that the term "Net Income" shall exclude any extraordinary, unusual or nonrecurring gains and losses or any gains or losses from the sale or disposition of assets other than inventory sold in the ordinary course of business, all computed and calculated in accordance with GAAP.

     3.9 Section 2.5 (Use of Proceeds of Domestic Revolving Credit Loans) of the Credit Agreement is hereby amended by deleting the parenthetical "(but subject to clause (e) of the definition of Seasonal Overadvances)" from such Section.

     3.10 Section 5.6 (Use of Proceeds of UK Revolving Credit Loans) of the Credit Agreement is hereby amended by deleting the phrase ", subject to clause
(e) of the definition of Seasonal Overadvances," from such Section.

     3.11 Section 6.5 (Interest Rates and Payment Dates for Loans) of the Credit Agreement is hereby amended by deleting the text of clause (d) thereof in its entirety and replacing it with "Intentionally Omitted".

     3.12 Section 9.4 (Financial Statements, Reports, etc.) of the Credit Agreement is hereby amended by (i) adding the phrase ",except for the certificate to be delivered under clause (o) below," before the words "each Lender" in the lead-in to such Section, (ii) deleting "10.14" in clause (c) of such Section and replacing it with "10.14B" and deleting "Leverage Ratio" in clause (c) of such Section and replacing it with "Fixed Charge Coverage Ratio",
(iii) deleting subsections (x) and (y) of clause (g) of such Section in their entirety and replacing such subsections with the following:

                  (x) "reporting date" shall mean each of (1) the last day of each fiscal month and, in addition, the fifteenth day of such fiscal month and (2) any other time when the Agent notifies the Company that it reasonably believes that the then-existing Borrowing Base of any Borrower is materially inaccurate; and

                  (y) "delivery date" shall mean fifteen days after the corresponding "reporting date" (or, to the extent that the relevant Borrowing Base Certificate is being delivered pursuant to clause (x)(2) above, ten days after the date upon which the notice described therein is delivered);

     , (iv)  deleting  the word "and" at the end of clause (m) of such  Section,
(v) deleting the term "Interest Expense Coverage Ratio" where used in clause (n) of such Section and substituting therefor the term "Fixed Charge Coverage Ratio", (vi) substituting the period at the end of clause (n) of such Section with "; and" and (vii) adding a new clause (o) to such Section which reads as follows:

                  (o) by no later than 11:30 a.m. Eastern time on each Business Day, a daily borrowing base certificate, in substantially the form attached hereto as Exhibit K, for each of the Company and the UK Borrower for the immediately preceding Business Day, duly executed by each such Borrower; provided that such daily borrowing base certificate shall only be required to be delivered on each Business Day during the period commencing July 1, 2002 and ending on September 30, 2002 and, additionally if requested by the Agent in its sole discretion, at such times as the unused amount available under the Borrowing Base of the Company and the other Borrowers is equal to or less than $10,000,000 (as calculated in accordance with Section 1.2(e) hereof with respect to the Foreign Borrowers) until the average unused amount available under the Borrowing Base of the Company and the other Borrowers is greater than $10,000,000 (as calculated in accordance with Section 1.2(e) hereof with respect to the Foreign Borrowers) for each of the immediately preceding two months.

     3.13  Section  9.7   (Maintaining   Records;   Access  to  Properties   and
Inspections) of the Credit Agreement is hereby amended by deleting clause (b) thereto in its entirety and replacing it with the following:

     "(b) The Company will, and will cause each of the other Borrowers to, permit the Agent (which may be accompanied by any Lender and/or its representatives) to conduct (upon reasonable notice to a Responsible Officer of the Company and, except as otherwise expressly provided below, at the sole expense of the Company) an audit of the accounts receivable and inventories of the Borrowers and of the Borrowing Base of each Borrower, up to six times during each one year period (or in February, June and October of each year in the event that the average unused amount available under the Borrowing Base of the Company and each of the other Borrowers for each of the immediately preceding two fiscal months is greater than $10,000,000 (as calculated in accordance with Section 1.2(e) hereof with respect to the Foreign Borrowers)) with the Company's responsibility for any audits in excess of three during any one year period being limited to $25,000 per such audit plus reasonable out-of-pocket costs and expenses of the Agent in connection therewith; provided, however, that the foregoing limitations shall not apply in the event that a Default or Event of Default shall have occurred and be continuing; and provided further that so long as (x) no Default or Event of Default shall have occurred and be continuing (including, without limitation, under Section 10.14) and (y) the Fixed Charge Coverage Ratio at the end of the most recently ended fiscal month of the Company for the twelve most recent consecutive fiscal months shall be equal to or greater than 1.20 to 1.00, the Company shall not be responsible for the expenses for any audit referred to above conducted while such clauses (x) and (y) are true in excess of $25,000 per audit plus reasonable out-of pocket costs and expenses of the Agent in connection therewith and the number of any such audits conducted while such clauses (x) and (y) are true shall not exceed two during any one year period. The Company will, and will cause each of the other Borrowers to, permit Hilco Appraisal Services, LLC or another third party appraiser satisfactory to the Agent to conduct (upon reasonable notice to a Responsible Officer of the Company and at the sole expense of the Company) (i) an appraisal of the inventories of the Borrowers, up to one time in each fiscal year and (ii) a "desk top review" or limited scope appraisal of the inventories of the Borrowers, up to one time in each fiscal year; provided, however, that such limitations shall not apply in the event that a Default or Event of Default shall have occurred and be continuing; and provided further that so long as (x) no Default or Event of Default shall have occurred and be continuing (including, without limitation, under Section 10.14) and (y) the Fixed Charge Coverage Ratio at the end of the most recently ended fiscal month of the Company for the twelve most recent consecutive fiscal months shall be equal to or greater than 1.20 to 1.00, the Company shall not be responsible for the expenses for any inventory appraisals referred to in this sentence conducted while such clauses (x) and (y) are true in excess of $20,000 in any fiscal year and the number of any such inventory appraisals conducted while such clauses (x) and (y) are true shall not exceed one in any fiscal year."

     3.14 Section 10.7 (Dividends and Distributions) of the Credit Agreement is hereby amended by deleting the phrase "defined term Seasonal Overadvances and the" from clause (b) of such Section.

     3.15 Section 10.10 (Limitations on Certain Debt Payments and Interest Payments) of the Credit Agreement is hereby amended by deleting clause (b) of such Section in its entirety and replacing it with the following:

     "(b) make any payment on account of the Senior Subordinated Indebtedness (other than of interest as permitted by the Indenture with respect thereto); provided that the Company may prepay, repurchase or redeem in any fiscal year up to $10,000,000 (not to exceed $40,000,000 in the aggregate during the term of this Agreement) of Senior Subordinated Indebtedness so long as (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) for at least sixty (60) consecutive days prior to any such prepayment, repurchase or redemption, there shall be no Loans outstanding for any Borrower, and, provided, further, that the Company may prepay, repurchase or redeem an additional $10,000,000 in the aggregate of Senior Subordinated Indebtedness so long as subsections (i) and (iii) of the immediately preceding proviso of this
Section 10.10 are satisfied and for each day during the period of 30 consecutive days immediately prior to the date of any such prepayment, repurchase or redemption, (1) the aggregate amount of the Borrowing Base of the Company plus the Dollar equivalent of the aggregate Borrowing Bases of the other Borrowers less (2) the aggregate of the Domestic Revolving Credit Exposure plus the Dollar equivalent of the Foreign Revolving Credit Exposure shall be no less than $50,000,000."

     3.16 Section 10.12 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

     "10.12   Capital   Expenditures.   Make  or  permit  to  be  made   Capital
Expenditures, including Capital Lease Obligations, in each of the periods set forth below to exceed the following amounts:

                  Period                                        Maximum Amount
                  ------                                        --------------

     Three fiscal month period ending March 31, 2002              $3,000,000

     Six fiscal month period ending June 30, 2002                 $5,000,000

     Nine fiscal month period ending September 30, 2002           $6,000,000

     Twelve fiscal month period ending December 31, 2002          $6,000,000
     and each four fiscal quarter period  thereafter

     Capital Expenditures made with insurance proceeds of the Company and its Subsidiaries shall not be included in determining compliance with this Section
10.12 if such reinvestment of insurance proceeds (including reinvestment in the form of restoration or replacement of damaged property) is not considered a "Prepayment Event" as contemplated in the definition of such term. The exclusion from the Capital Expenditures limitations set forth in the preceding sentence shall only be permitted, in each case, if and to the extent the Capital Expenditures referred to in such sentence are made in the period commencing on the first date the Company or the relevant Subsidiary receives any cash insurance proceeds from the relevant casualty giving rise to such cash insurance proceeds and ending on the date 360 days thereafter and may not be carried forward after the end of such period. Notwithstanding the foregoing, with respect to each fiscal year after the fiscal year ending December 31, 2002 (but only so long as (x) no Default or Event of Default shall have occurred and be continuing (including, without limitation, under Section 10.14) and (y) the Fixed Charge Coverage Ratio at the end of the most recently ended fiscal month of the Company for the twelve most recent consecutive fiscal months shall be equal to or greater than 1.20 to 1.00), the maximum aggregate amount of Capital Expenditures, including Capital Lease Obligations, in such fiscal year shall not exceed $8,000,000; provided, however, that if the $8,000,000 limitation in this sentence is in effect any unused amount of Capital Expenditures permitted to be made during a fiscal year (commencing with any fiscal year after the fiscal year ending December 31, 2002) may be carried over to the next fiscal year only (but not to any subsequent year thereafter) and shall be deemed to be the first Capital Expenditures made during such next fiscal year (provided that in any event the total amount of Capital Expenditures for such next fiscal year shall not exceed $12,000,000 in the aggregate); and provided, further, that, notwithstanding the $8,000,000 limitation(but only if the $8,000,000 limitation is otherwise in effect), the Company and its Subsidiaries may during the three year period immediately following December 31, 2002 make up to $5,000,000 in the aggregate of Capital Expenditures relating solely to an enterprise resource planning system; and provided, further, that the above $8,000,000 limitation, to the extent permitted in the following sentence, shall not apply to Capital Expenditures (i) in respect of the reinvestment of sales proceeds, insurance proceeds and condemnation proceeds received by the Company and its Subsidiaries in connection with the sale, transfer or other disposition of the Company's business units, assets or properties, if such reinvestment (including, in the case of insurance proceeds, reinvestment in the form of restoration or replacement of damaged property) is not considered a "Prepayment Event" as contemplated in the definition of such term, (ii) to the extent paid with the proceeds of an issuance by the Company of its Capital Stock not required to be applied as a prepayment of the Loans pursuant to Section 6.2(b), (iii) in respect of the reinvestment of the excess, if any, of (x) the Net Cash Proceeds resulting from the sale, transfer or other disposition of the Bridgeport Property over (y) any costs and expenses incurred by the Company in connection with any environmental remediation of the Bridgeport Property and (iv) in respect of the change of location of the Company's administration facility and distribution center; provided that such Capital Expenditures under this clause
(iv) do not exceed $1,000,000 in the aggregate over the term of this Agreement. The exclusion from the Capital Expenditures limitations set forth in any of clauses (i) through (iv) of the preceding sentence shall only be permitted, in each case, if and to the extent the Capital Expenditures referred to in such clause are made in the period commencing on the first date the Company or the relevant Subsidiary receives any cash proceeds from the relevant event referred to in such clause giving rise to such cash proceeds (or the date the Company changes the location of its administration facility or distribution center, as the case may be, with respect to clause (iv)) and ending on the date 360 days thereafter and may not be carried forward after the end of such period."

     3.17 Section 10.13 (Interest Expense Coverage Ratio) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following new Section:

     "10.13 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio at the end of each fiscal month for the twelve most recent consecutive fiscal months ending on December 31, 2002 and each fiscal month thereafter to be less than 1.10 to 1.00."

     3.18 Section 10.14 (Leverage Ratio) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following new Section:

     "10.14 EBITDA. Permit EBITDA through the end of any period set forth below to be less (which in the case of any negative amount shall mean a greater negative amount) than the respective amounts set forth below opposite such period:

                  For the period beginning on
                  January 1, 2002 and ending on:              Minimum EBITDA
                  -----------------------------               --------------

                  January 31, 2002                            $(2,800,000)

                  February 28, 2002                           $(3,500,000)

                  March 31, 2002                              $(3,500,000)

                  April 30, 2002                              $(3,000,000)

                  May 31, 2002                                $   750,000

                  June 30, 2002                               $   750,000

                  July 31, 2002                               $   750,000

                  August 31, 2002                             $ 1,500,000

                  September 30, 2002                          $ 8,000,000

                  October 31, 2002                            $26,000,000

                  November 30, 2002                           $38,000,000"


     3.19 A new Section 10.14A is hereby added to the Credit Agreement as follows:

     "10.14A Total Liabilities to Tangible Net Worth Ratio. Permit the Total Liabilities to Tangible Net Worth Ratio at the end of each fiscal month set forth below to be greater than the respective ratios set forth opposite such period:

                  Month ending on or about:          Ratio
                  ------------------------           -----

                  January 31 of any fiscal year      1.30:1.00

                  February 28 of any fiscal year     1.40:1.00

                  March 31 of any fiscal year        1.40:1.00

                  April 30 of any fiscal year        1.50:1.00

                  May 31 of any fiscal year          1.60:1.00

                  June 30 of any fiscal year         1.60:1.00

                  July 31 of any fiscal year         1.90:1.00

                  August 31 of any fiscal year       2.20:1.00

                  September 30 of any fiscal year    2.30:1.00

                  October 31 of any fiscal year      2.00:1.00

                  November 30 of any fiscal year     1.60:1.00

                  December 31 of any fiscal year     1.30:1.00"


     3.20 A new Section 10.14B is hereby added to the Credit Agreement as follows:
     "10.14B Minimum Excess Availability. Unless the Fixed Charge Coverage Ratio is greater than 1.20:1.00 for the twelve most recent consecutive fiscal months ending on December 31, 2002 or any fiscal month thereafter, permit the average unused amount available under the Borrowing Base of the Company and the other Borrowers to be less than the respective amounts (as calculated in accordance with Section 1.2(e) hereof with respect to the Foreign Borrowers) set forth below for the periods indicated:

                  Period                                          Amount
                  ------                                          ------

  February, March and April of any fiscal year                  $7,000,000

  May, June, July, August and September of any fiscal year      $5,000,000

  October, November and December of
  any fiscal year and January of the next fiscal year           $9,000,000"

     3.21 A new Section 10.14C is hereby added to the Credit Agreement as follows:

     "10.14C Inventory Turnover for UK Borrower. Permit the Inventory Turnover Days (as defined below) at the end of any fiscal month to be greater than the number of days set forth below opposite such fiscal month.

         Fiscal Month Ending in                      Inventory Turnover Days
         ----------------------                      -----------------------

         January                                              190
         February                                             190
         March                                                190
         April                                                190
         May                                                  190
         June                                                 181
         July                                                 181
         August                                               181
         September                                            171
         October                                              171
         November                                             162
         December                                             152

     For purposes of this Section 10.14C, "Inventory Turnover Days" means at the end of any fiscal month, the product of (A) the quotient of (i) the average of the amount of inventory of the UK Borrower (as determined on the books and records of the UK Borrower) on the last day of each of the thirteen most recent consecutive fiscal months divided by (ii) the cost of goods sold (as determined in accordance with generally accepted accounting principles of the United Kingdom) of the UK Borrower during such twelve most recent consecutive fiscal months times (B) 365."

     3.22 Section 14.1 (Amendments and Waivers) of the Credit Agreement is hereby amended by deleting the phrase "or permit the Domestic Seasonal Overadvance Amount and the UK Seasonal Overadvance Amount to exceed $10,000,000 in the aggregate at any time, in each case" from clause (vii) of such Section.

     3.23 Notwithstanding anything in the Credit Agreement to the contrary, the failure of the Company to comply or cause compliance with Section 10.14C shall not constitute an Event of Default unless such non-compliance is declared by the Agent to constitute an Event of Default.

     3.24 A new Exhibit K is added to the Credit Agreement in the form attached hereto as Exhibit 1.

     SECTION 4. EFFECTIVENESS. This Amendment shall become effective when counterparts hereof have been duly executed and delivered to the Agent by the Company, on behalf of the Borrowers, and the Required Lenders and upon the fulfillment of the following conditions:

     4.1 Receipt by the Agent (for the ratable benefit of the Lenders that execute this Amendment) of payment in full in cash of a restructuring fee in the amount of $ 137,500 in the aggregate and such other fees and expenses as have been separately agreed to between the Company and the Agent.

     4.2 Receipt by the Agent of payment in full in cash of all fees, costs and expenses incurred by the Agent (including, without limitation, legal fees and field expense charges) in connection with this Amendment.

     4.3 Such other approvals, opinions or documents as the Agent may reasonably request.

     SECTION 5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 6. REFERENCES TO CREDIT AGREEMENT. From and after the effectiveness of this Amendment and the amendment contemplated hereby, all references in the Credit Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Credit Agreement, as the provisions thereof have been amended by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as the provisions thereof have been amended by this Amendment.

     SECTION 7. RATIFICATION AND CONFIRMATION. The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. The Company, on behalf of the Borrowers, represents and warrants that after giving effect to this Amendment (i) all representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified date) and (ii) after giving effect to the waivers contained in Section 2.1 and Section 2.2 hereof, there exists no Default or Event of Default.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                     REMINGTON PRODUCTS COMPANY, L.L.C.


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     REMINGTON CONSUMER PRODUCTS LIMITED


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     REMINGTON PRODUCTS GMBH


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     REMINGTON CONSUMER PRODUCTS
                                     (IRELAND) LIMITED


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     REMINGTON PRODUCTS (CANADA)INC.


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     FLEET CAPITAL CORPORATION, as
                                     Agent and as a Lender


                                     By:
                                        ---------------------------------------
                                        Name: Edgar Ezerins
                                        Title: Vice President

                                     CONGRESS FINANCIAL
                                     CORPORATION (NEW ENGLAND), as a
                                     Lender


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     HELLER FINANCIAL, INC., as a Lender


                                     By:
                                        ---------------------------------------
                                     Name
                                     Title:

                                     CITIZENS BUSINESS CREDIT CO.,
                                     A DIVISION OF CITIZENS LEASING
                                     CORP., as a Lender


                                     By:
                                        ---------------------------------------
                                     Name
                                     Title:

                                     IBJ WHITEHALL BUSINESS
                                     CREDIT CORPORATION, as a Lender

                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     THE PROVIDENT BANK, as a Lender


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     PNC, NATIONAL ASSOCIATION, as a
                                     Lender


                                     By:
                                        ---------------------------------------
                                     Name
                                     Title:

                                                                     EXHIBIT 1


                    Form of Daily Borrowing Base Certificate
                    ----------------------------------------